UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 12, 2009

TALEO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-51299	52-2190418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4140 Dublin Boulevard, Suite 400
Dublin, CA 94568
(Address of principal executive offices, including zip code)

(925) 452-3000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On August 12, 2009, the Board of Directors (the “Board”) of Taleo Corporation (the “Company”) approved amendments to the Company’s Code of Business Conduct and Ethics to clarify policies and legal standards and to make other technical, administrative, and other non-substantive amendments resulting from the Company’s and the Board’s annual review of the Code of Business Conduct and Ethics. A copy of the Company’s Code of Business Conduct and Ethics, as amended by the Board, is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description

99.1	Taleo Corporation Code of Business Conduct and Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALEO CORPORATION

By:	/s/ Katy Murray
Katy Murray Executive Vice President and Chief Financial Officer

Date:  August 18, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Taleo Corporation Code of Business Conduct and Ethics